www.TrueBlue.com

www.TrueBlue.com Forward-Looking Statements October 19, 2016

www.TrueBlue.com TrueBlue at a Glance October 19, 2016 Investor Presentation 3 130,000 Clients served annually 840,000 People connected to work each year One of the largest U.S. industrial staffing providers The largest U.S. RPO provider 2013-2015 Average Return on Equity2 2012-2015 Adjusted EBITDA CAGR1 $2.7B 2015 Revenue 27% Growth 16% Return 10+ straight years on HRO Today’s RPO Baker’s Dozen with PeopleScout consistently ranked in the Top 5 overall TrueBlue has been named to Forbes’ list of America’s Most Trustworthy Companies multiple times Founding member of the U.S. Chamber of Commerce Veterans Employment Advisory Council Partnerships with U.S. Department of Homeland Security (DHS) and U.S. Equal Employment Opportunity Commission (EEOC) 1 See “Financial Information” in the Investors section of our website at www.trueblue.com for a definition and full reconciliat ion of non-GAAP financial measures to GAAP financial results. 2 Calculated as net income plus amortization of tangible assets of acquired business net of tax (at effective rate), divided by equity.

www.TrueBlue.com The TrueBlue Growth Story October 19, 2016        

www.TrueBlue.com Investment Highlights

www.TrueBlue.com Specialized Service Offerings to Meet Client Needs October 19, 2016 Staffing Services Managed Services

www.TrueBlue.com Solving Talent Challenges October 19, 2016 complex global diverse age 65 will be almost double 73%

www.TrueBlue.com Compelling Market Trends Driving Growth October 19, 2016 CAGR 8% Industry Highlights     Industry Highlights      Staffing Services Managed Services CAGR 15% 2011 – 2015

www.TrueBlue.com Construction Manufacturing Transport & Wholesale Retail In d u s tr y D y n a m ic s            Construction Upside Potential Industrial Production Still Strong Wholesale Trade At New High Retail Trade Continued Growth Source: U.S. Census Bureau Source: U.S. Board of Governors of the Federal Reserve System (FRB) Source: Bureau of Labor Statistics Source: US Census Bureau - 1 1 2 2 3 20 05 20 06 20 07 20 07 20 08 20 09 20 10 20 11 20 12 20 12 20 13 20 14 20 15 20 16 Residential Housing Permits Millions 80 85 90 95 100 105 110 20 05 20 06 20 07 20 07 20 08 20 09 20 10 20 11 20 12 20 12 20 13 20 14 20 15 20 16 Industrial Production Index 275 325 375 425 20 05 20 05 20 06 20 07 20 08 20 09 20 10 20 10 20 11 20 12 20 13 20 14 20 15 20 15 Retail Sales Billions 4.0 4.1 4.2 4.3 4.4 4.5 4.6 4.7 4.8 4.9 5.0 20 05 20 06 20 07 20 07 20 08 20 09 20 10 20 11 20 12 20 12 20 13 20 14 20 15 20 16 Transportation and Warehousing Employment Millions Serving Growing Vertical Markets October 19, 2016

www.TrueBlue.com Strategic Priorities October 19, 2016

www.TrueBlue.com Growth Strategies October 19, 2016

www.TrueBlue.com

www.TrueBlue.com SIMOS Productivity Model Enhances On-premise Capabilities    Transaction Info Acquisition Date December 1, 2015 Purchase Price1 $67.5M cash up-front plus additional cash “earn- out” of up to $22.5M2 Financing Funded from existing asset-backed facility Integration Timing Limited integration in 2016 (during earn-out) Full integration to be completed in 2017 1 Exclusive of working capital adjustments. 2 Earn-out is based on achievement of 2016 Adj. EBITDA estimates; amount due (if any) will be paid in 2017. + About SIMOS Strategic Rationale     

www.TrueBlue.com RPO Acquisition Advances PeopleScout’s Global Strategy October 19, 2016      + Acquisition Date January 4, 2016 Purchase Price1 $72M all cash Financing Amended existing $300M asset-backed facility to provide temporary $30M increase Integration Timing Expect integration to be complete by YE-16 TSA in place with Aon Hewitt to bridge gaps RPO Division of Aon Hewitt Transaction Info About Aon Hewitt RPO Strategic Rationale    

www.TrueBlue.com

www.TrueBlue.com Non-GAAP Terms and Definitions October 19, 2016 EBITDA and Adjusted EBITDA are non-GAAP financial measures. EBITDA excludes interest, taxes, depreciation and amortization. Adjusted EBITDA further excludes from EBITDA, costs related to acquisition and integration, goodwill and intangible asset impairment charges, other charges, and Work Opportunity Tax Credit third-party processing fees. EBITDA and Adjusted EBITDA are key measures used by management to assess performance and, in our opinion, enhance comparability and provide investors with useful insight into the underlying trends of the business. EBITDA and Adjusted EBITDA should not be considered measures of financial performance in isolation or as an alternative to Income from operations in the Consolidated Statements of Operations in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Adjusted net income and adjusted net income per diluted share are non-GAAP financial measures which exclude from net income and net income on a per diluted share basis costs related to acquisition and integration, goodwill and intangible asset impairment charges, other charges, Work Opportunity Tax Credit third-party processing fees, amortization of intangibles of acquired businesses as well as accretion expense related to acquisition earn-out, tax effect of each adjustment to U.S. GAAP net income, and adjusts income taxes to the expected ongoing effective tax rate. Adjusted net income and adjusted net income per diluted share are key measures used by management to assess performance and, in our opinion, enhance comparability and provide investors with useful insight into the underlying trends of the business. Adjusted net income and adjusted net income per diluted share should not be considered measures of financial performance in isolation or as an alternative to net income or net income per diluted share in the Consolidated Statements of Operations in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. See “Financials” in the Investors section of our web site at www.trueblue.com for a full reconciliation of non-GAAP financial measures to U.S. GAAP financial results.